UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2014

ALL MARKETING SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35597

(Commission File Number)

26-3895737

(IRS Employer Identification No.)

112 North Curry Street, Carson City, NV 89703

(Address of principal executive offices)

775-321-8206

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As disclosed in All Marketing Solutions, Inc.'s ("our", "us") January 21, 2014 press release Mr. Yomoguita, our Chief Executive Officer, identified Nikola Pizurica (age 39) as our new President, with his appointment becoming effective on January 20, 2014. On the same date, Mr. Yomoguita resigned as our President.

Since 2011, Mr. Pizurica has been operating his own technology firm, Doubledot, which provides consulting and computer programing services to clients. Prior to establishing his own firm, Nikola held the position of Sales Coordinator with BHM d.o.o. of Serbia, from 2009 through 2011, where he was involved in sales and post-sales activities for their GPS and GPRS products and services.

Mr. Pizurica has a degree in Mechanical Engineering from the University of Novi Sad, Faculty of Technical Sciences.

Item 8.01	Other Events

Pursuant to Rule 135c of the Securities Act of 1933, a News Release is filed as exhibit 99.1 to this Form 8-K Current Report.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
99.1	News Release dated January 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL MARKETING SOLUTIONS, INC.

By: /s/ Wagner Yomoguita

Wagner Yomoguita
Chief Executive Officer

Dated: January 22, 2014